Loans and Allowance for Credit Losses - Summary of Loans by Portfolio Type and Company's Internal Credit Quality Rating (Parenthetical) (Detail) (Government National Mortgage Association [Member], Trouble Debt Restructure [Member], USD $)
In Billions, unless otherwise specified
	Dec. 31, 2013	Dec. 31, 2012
Government National Mortgage Association [Member] | Trouble Debt Restructure [Member]
Financing Receivable, Recorded Investment [Line Items]
Restructured GNMA loans whose repayments are insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, were classified with a pass rating	$ 2.6	$ 2.4
GNMA loans 90 days or more past due whose repayments are insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, were classified with a pass rating	$ 3.7	$ 3.2